Fees Summary	Jul. 21, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	52,031.74
Total Transaction Valuation	376,768,578.28
Total Offset Amount	0
Net Fee	$ 52,031.74
Offset Table N/A	N/A